Exhibit 99.1350CERT

         Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
                      Section 906 of the Sarbanes Oxley Act

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC (the "registrants"), hereby certifies, to the best of his knowledge, that the registrants' Report on Form N-CSR for the period ended October 31, 2008, (the "Report") fully complies with the requirements of Section 15d of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: December 19, 2008


/s/ Donald C. Burke
-------------------
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC (the "registrants"), hereby certifies, to the best of his knowledge, that the registrants' Report on Form N-CSR for the period ended October 31, 2008, (the "Report") fully complies with the requirements of Section 15d of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: December 19, 2008


/s/ Neal J. Andrews
-------------------
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.